                 AmeriCredit Automobile Receivables Trust 1999-D
                      Class A-1 6.4100 % Asset Backed Notes
                      Class A-2 6.7900 % Asset Backed Notes
                      Class A-3 7.0200 % Asset Backed Notes
                       Preliminary Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as the Backup Servicer and Trust Collateral Agent, dated as of October 13, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

--------------------------------------------------
MONTHLY PERIOD BEGINNING:        03/01/2001
MONTHLY PERIOD ENDING:           03/31/2001
PREV. DISTRIBUTION/CLOSE DATE:   03/05/2001
DISTRIBUTION DATE:               04/05/2001
DAYS OF INTEREST FOR PERIOD:             31
DAYS IN COLLECTION PERIOD:               31
MONTHS SEASONED:                         17
--------------------------------------------------
-----------------------------------------------------------------------------
                                                                  ORIGINAL
 PURCHASES            UNITS    CUT-OFF DATE    CLOSING DATE    POOL BALANCE
-----------------------------------------------------------------------------
 INITIAL PURCHASE    43,496      10/25/1999      10/28/1999     $599,999,990
 SUB. PURCHASE #1     6,946      12/20/1999      12/29/1999       99,999,982
 SUB. PURCHASE #2    13,688      01/19/2000      01/27/2000      199,999,999
                    ---------------------------------------------------------
 TOTAL               64,130                                     $899,999,971
-----------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
I.             MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
------------------------------------------------------------------------------------------------------------------------------------
     {1}       Beginning of period Aggregate Principal Balance                                                {1}    $596,917,246
                                                                                                                 ----------------

     {2}       Purchase of Subsequent Receivables                                                             {2}               0
                                                                                                                 ----------------

               Monthly Principal Amounts

                   {3}      Collections on Receivables outstanding at end of period        {3}   19,647,211
                                                                                              -------------
                   {4}      Collections on Receivables paid off during period              {4}    8,825,711
                                                                                              -------------
                   {5}      Receivables becoming Liquidated Receivables during period      {5}    5,361,727
                                                                                              -------------
                   {6}      Receivables becoming Purchased Receivables during period       {6}            0
                                                                                              -------------
                   {7}      Cram Down Losses occurring during period                       {7}            0
                                                                                              -------------
                   {8}      Other Receivables adjustments                                  {8}      243,901
                                                                                              -------------
                   {9}      Less amounts allocable to Interest                             {9}   (8,655,731)
                                                                                              -------------

                   {10}     Total Monthly Principal Amounts                                                  {10}      25,422,819
                                                                                                                 ----------------
     {11}      End of period Aggregate Principal Balance                                                     {11}    $571,494,427
                                                                                                                 ----------------
     {12}      Pool Factor   ( {11} / Original Pool Balance)                                                 {12}     63.4993828%
                                                                                                                 ----------------
------------------------------------------------------------------------------------------------------------------------------------
II.            MONTHLY PERIOD NOTE BALANCE CALCULATION:                   CLASS A-1     CLASS A-2      CLASS A-3         TOTAL
----------------------------------------------------------------------    ---------     ---------      ---------        -------
     {13}      Original Note Balance                            {13}   $450,000,000    $192,000,000    $258,000,000     $900,000,000
------------------------------------------------------------------------------------------------------------------------------------
     {14}      Beginning of period Note Balance                 {14}     $98,868,435    $192,000,000    $258,000,000    $548,868,435
                                                                        ------------------------------------------------------------
     {15}      Noteholders' Principal Distributable Amount      {15}      25,422,819               0               0      25,422,819
     {16}      Noteholders' Accelerated Principal Amount        {16}               0               0               0               0
     {17}      Accelerated Payment Amount Shortfall             {17}       9,100,632               0               0       9,100,632
     {18}      Deficiency Claim Amount                          {18}               0               0               0               0

     {19}      End of period Note Balance                       {19}     $64,344,984    $192,000,000    $258,000,000    $514,344,984
                                                                        ============================================================
     {20}      Note Pool Factors  ( {19} / {13} )               {20}     14.2988853%    100.0000000%    100.0000000%     57.1494427%
                                                                        ============================================================

                                       1


------------------------------------------------------------------------------------------------------------------------------------
III.           RECONCILIATION OF PRE-FUNDING ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------
     {21}      Beginning of period Pre-Funding Account balance                                       {21}                        $0
                                                                                                                       ------------
     {22}      Purchase of Subsequent Receivables                                                    {22}            0
                                                                                                         -------------
     {23}      Investment Earnings                                                                   {23}            0
                                                                                                         -------------
     {24}      Investment Earnings Transfer to Collections Account                                   {24}            0
                                                                                                         -------------
     {25}      Payment of Mandatory Prepayment Amount                                                {25}            0
                                                                                                         -------------
     {26}      Total Month Activity                                                                  {26}                         0
                                                                                                                       ------------
     {27}      End of period Pre-Funding Account balance                                             {27}                        $0
                                                                                                                       ============
------------------------------------------------------------------------------------------------------------------------------------
IV.            CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
     {28}      Total Monthly Principal Amounts                                                       {28}               $25,422,819
                                                                                                                       ------------
     {29}      Required Pro-forma Note Balance                                                       {29}  514,344,984
                                                                                                         -------------
     {30}      Pro-forma Note Balance                                                                {30}  523,445,616
                                                                                                         -------------
     {31}      Step-down Amount  (Max of 0 or ({29} - {30}))                                         {31}                         0
                                                                                                                      -------------
     {32}      Principal Distributable Amount  ({28} - {31})                                         {32}               $25,422,819
                                                                                                                      =============
------------------------------------------------------------------------------------------------------------------------------------
V.             RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------
     {33}      Beginning of period Capitalized Interest  Account balance                             {33}                        $0
                                                                                                                      -------------
     {34}      Monthly Capitalized Interest Amount                                                   {34}            0
                                                                                                         -------------
     {35}      Investment Earnings                                                                   {35}            0
                                                                                                         -------------
     {36}      Investment Earnings Transfer to Collections Account                                   {36}            0
                                                                                                         -------------
     {37}      Payment of Overfunded Capitalized Interest Amount                                     {37}            0
                                                                                                         -------------
     {38}      Payment of Remaining Capitalized Interest Account                                     {38}            0
                                                                                                         -------------
     {39}      Total Monthly Activity                                                                {39}                         0
                                                                                                                      -------------
     {40}      End of period Capitalized Interest Account balance                                    {40}                        $0
                                                                                                                      =============
------------------------------------------------------------------------------------------------------------------------------------
VI.            RECONCILIATION OF COLLECTION ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------
               AVAILABLE FUNDS:
                   {41}     Collections on Receivables during period (net of Liquidation Proceeds)   {41}  $28,472,922
                                                                                                         -------------
                   {42}     Liquidation Proceeds collected during period                             {42}    2,355,298
                                                                                                         -------------
                   {43}     Purchase Amounts deposited in Collection                                 {43}
                                                                                                         -------------
                   {44}     Investment Earnings - Collection Account                                 {44}       76,213
                                                                                                         -------------
                   {45}     Investment Earnings - Transfer From Prefunding Account                   {45}            0
                                                                                                         -------------
                   {46}     Investment Earnings - Transfer From Capitalized Interest Account         {46}            0
                                                                                                         -------------
                   {47}     Collection of Supplemental Servicing - Extension Fees                    {47}       85,554
                                                                                                         -------------
                   {48}     Collection of Supplemental Servicing - Repo and Recovery Fees Advanced   {48}      184,937
                                                                                                         -------------
                   {49}     Collection of Supplemental Servicing - Late Fees                         {49}      156,405
                                                                                                         -------------
                   {50}     Monthly Capitalized Interest Amount                                      {50}            0
                                                                                                         -------------
                   {51}     Mandatory Note Prepayment Amount                                         {51}            0
                                                                                                         -------------
                   {52}     Total Available Funds                                                    {52}                31,331,329
                                                                                                                         ----------

               DISTRIBUTIONS:
                   {53}     Base Servicing Fee -  to Servicer                                        {53}    1,119,220
                                                                                                         -------------
                   {54}     Repo and Recovery Fees - reimbursed to Servicer                          {54}      184,937
                                                                                                         -------------
                   {55}     Bank Service Charges - reimbursed to Servicer                            {55}        9,193
                                                                                                         -------------
                   {56}     Late Fees - to Servicer                                                  {56}      156,405
                                                                                                         -------------
                   {57}     Overpayments - reimbursed to Servicer                                    {57}       43,037
                                                                                                         -------------
                   {58}     Agent fees - to Trustee                                                  {58}          438
                                                                                                         -------------

                        NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT
                        --------------------------------------------------------------------------
                                       BEGINNING   INTEREST  INTEREST                  CALCULATED
                              CLASS   NOTE BALANCE CARRYOVER   RATE    DAYS DAYS BASIS  INTEREST
                        --------------------------------------------------------------------------
                   {59}  Class A - 1   98,868,435     0       6.41000%  30   30/360      528,122     {59}      528,122
                                                                                                         -------------
                   {60}  Class A - 2  192,000,000     0       6.79000%  30   30/360    1,086,400     {60}    1,086,400
                                                                                                         -------------
                   {61}  Class A - 3  258,000,000     0       7.02000%  30   30/360    1,509,300     {61}    1,509,300
                         ---------------------------------------------------------------------------     -------------


                         NOTEHOLDERS' PRINCIPAL DISTRIBUTABLE AMOUNT
                         --------------------------------------------------------------------------
                                      PRINCIPAL   PRINCIPAL   EXCESS        MANDATORY      TOTAL
                            CLASS   DISTRIBUTABLE CARRYOVER PRINCIPAL DUE NOTE PREPAYMENT PRINCIPAL
                        ---------------------------------------------------------------------------
                   {62}  Class A - 1  25,422,819       0         0             0        25,422,819   {62}   25,422,819
                                                                                                         -------------
                   {63}  Class A - 2           0       0         0             0                0    {63}            0
                                                                                                         -------------
                   {64}  Class A - 3           0       0         0             0                0    {64}            0
                         ---------------------------------------------------------------------------     -------------
                   {65}   Security Insurer Premiums - to FSA                                         {65}      107,155
                                                                                                         -------------
                   {66}   RCCA Premium                                                               {66}        9,883
                                                                                                         -------------
                   {67}   Total distributions                                                        {67}                30,176,909
                                                                                                                         ----------
     {68}   Excess Available Funds  (or Deficiency Claim Amount )                                    {68}                 1,154,420
                                                                                                                         ----------
     {69}      Noteholders' Accelerated Principal Amount                                             {69}                         0
                                                                                                                         ----------
     {70}      Deposit to Spread Account                                                             {70}                $1,154,420
                                                                                                                         ==========


                                       2



------------------------------------------------------------------------------------------------------------------------------------
VII.           CALCULATION OF ACCELERATED PRINCIPAL AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
     {71}      Excess Available Funds  ({68})                                             {71}            n/a
                                                                                              ---------------
     {72}      Pro Forma Note Balance    ({14} - {10})                                    {72}            n/a
                                                                                              ---------------
     {73}      Required Pro Forma Note Balance   (90% x ({11} + {27}))                    {73}            n/a
                                                                                              ---------------
     {74}      Excess of Pro Forma Balance over Required Balance   ({72} - {73})          {74}            n/a
                                                                                              ---------------
     {75}      Accelerated Principal Amount                                               {75}                                  $0
                                                                                                                    ---------------
------------------------------------------------------------------------------------------------------------------------------------
VIII.          CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL
------------------------------------------------------------------------------------------------------------------------------------
     {76}      Pro Forma Note Balance    ({14} - {10})                                    {76}   $523,445,616
                                                                                              ---------------
     {77}      Required Pro Forma Note Balance   (90% x ({11} + {27}))                    {77}    514,344,984
                                                                                              ---------------
     {78}      Excess of Pro Forma Balance over Required Balance   ({76} - {77})          {78}      9,100,632
                                                                                              ---------------
     {79}      Excess Available Funds  ({68})                                             {79}            n/a
                                                                                              ---------------
     {80}      Investment Earnings on Collection Account  ({44})                          {80}            n/a
                                                                                              ---------------
     {81}      Accelerated Payment Amount Shortfall ({78} - {79} + {80})                  {81}                          $9,100,632
                                                                                                                    ---------------
------------------------------------------------------------------------------------------------------------------------------------
IX.            RECONCILIATION OF SPREAD ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------
                                                                            INITIAL        SUB #1      SUB# 2               TOTAL
                                                                         ----------------------------------------------------------
     {82}      INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS               $18,000,000   2,999,999   6,000,000           $26,999,999
------------------------------------------------------------------------------------------------------------------------------------
     {83}      BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                 {83}                          $26,999,999
                                                                                                                    ---------------
               ADDITIONS TO SPREAD ACCOUNT
                   {84}     Deposits from Collections Account    ({70})                   {84}      1,154,420
                                                                                              ---------------
                   {85}     Investment Earnings                                           {85}        123,382
                                                                                              ---------------
                   {86}     Deposits Related to Subsequent Receivables Purchases          {86}              0
                                                                                              ---------------
                   {87}     Total Additions                                               {87}                           1,277,802
                                                                                                                    ---------------
     {88}      SPREAD ACCOUNT BALANCE AVAILABLE FOR  WITHDRAWALS                          {88}                          28,277,801
                                                                                                                    ---------------
               REQUISITE AMOUNT OF SPREAD ACCOUNT
                    DURING FUNDING PERIOD (THE AMOUNT BELOW WILL BE ZERO AFTER THE FUNDING PERIOD.)
                   {89}     Total Initial & Subsequent Spread Account Deposits ({86})     {89}              0
                                                                                              ---------------
                    AFTER FUNDING PERIOD (ALL AMOUNTS BELOW WILL BE ZERO IF NOT APPLICABLE OR DURING FUNDING PERIOD.)
                            Floor Amount   (Calculation Below)     =       13,500,000
                   {90}       (Max of  (1.)$100,000 or (2.) Lesser of Note
                            Balance and 1.5% Original Pool Balance)                       {90}              0
                                                                                              ---------------
                   {91}     Recourse Reduction Amount  (if any)                           {91}              0
                                                                                              ---------------
                   {92}     If OC percentage is equal to or greater than 13%,
                            then((13% - OC Level) *Aggr. End Bal.) =       17,144,833     {92}     17,144,833
                                                                                              ---------------
                   {93}     If OC percentage is less than 13%, then 3% of Original
                            Pool Balance                                                  {93}              0
                                                                                              ---------------
                   {94}     If Trigger Event exists then 15% of the Aggregate Principal
                            Balance                                                       {94}              0
                                                                                              ---------------
                   {95}     If an Insurance Agreement Event of Default exists then an
                            unlimited amount (as specified by FSA)                        {95}              0
                                                                                              ---------------
                   {96}     Requisite Amount of Spread Account                            {96}                          17,144,833
                                                                                                                    --------------

               WITHDRAWALS FROM SPREAD ACCOUNT

                   {97}     Priority First - Deficiency Claim Amount                      {97}              0
                                                                                              ---------------
                                                                                       ---------
                            Priority Second - Accelerated Payment Amount Shortfall  =  9,100,632
                                                                                       ---------
                   {98}          Accelerated Payment Amount Shortfall in Excess of
                                 Requisite Amount                                         {98}      9,100,632
                                                                                              ---------------
                   {99}     Priority Third through Fourth                                 {99}
                                                                                              ---------------
                  {100}     Priority Fifth through Sixth                                 {100}
                                                                                              ---------------
                  {101}     Priority Seventh - to Servicer                               {101}      2,032,336
                                                                                              ---------------
                  {102}     Total withdrawals                                            {102}                          11,132,968
                                                                                                                   ---------------

    {103}      END OF PERIOD SPREAD ACCOUNT BALANCE                                      {103}                          17,144,833
                                                                                                                   ---------------

------------------------------------------------------------------------------------------------------------------------------------
X.             CALCULATION OF OC LEVEL AND OC PERCENTAGE
------------------------------------------------------------------------------------------------------------------------------------
                  {104}     Aggregate Principal Balance                                  {104}    571,494,427
                                                                                              ---------------
                  {105}     End of period Note Balance                                   {105}    514,344,984
                                                                                              ---------------
                  {106}     Line {104} less line {105} (During Funding Period amount
                            equal to zero)                                               {106}     57,149,443
                                                                                              ---------------
                  {107}     OC level     {106} / {104}                                   {107}         10.00%
                                                                                              ---------------
                  {108}     Ending Spread Balance as a percentage of Aggregate Principal
                            Balance ({103}/{104})                                        {108}          3.00%
                                                                                              ---------------
                  {109}     OC Percentage ({107} + {108})                                {109}                              13.00%
                                                                                                                   ---------------


By:         /S/PRESTON A. MILLER
            -------------------------------
Name:       PRESTON A. MILLER
Title:      EXECUTIVE VICE PRESIDENT AND TREASURER
Date:       APRIL 2, 2001

                 AmeriCredit Automobile Receivables Trust 1999-D
                      Class A-1 6.4100 % Asset Backed Notes
                      Class A-2 6.7900 % Asset Backed Notes
                      Class A-3 7.0200 % Asset Backed Notes
                             Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as the Backup Servicer and Trust Collateral Agent, dated as of October 13, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

--------------------------------------------------
MONTHLY PERIOD BEGINNING:        03/01/2001
MONTHLY PERIOD ENDING:           03/31/2001
PREV. DISTRIBUTION/CLOSE DATE:   03/05/2001
DISTRIBUTION DATE:               04/05/2001
DAYS OF INTEREST FOR PERIOD:             31
DAYS IN COLLECTION PERIOD:               31
MONTHS SEASONED:                         17
--------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
I.           MONTHLY PERIOD NOTE BALANCE CALCULATION:                 CLASS A-1        CLASS A-2           CLASS A-3         TOTAL
                                                                      ---------        ---------           ---------         -----
    {1}      Original Note Balance                          {1}   $450,000,000     $192,000,000        $258,000,000    $900,000,000
------------------------------------------------------------------------------------------------------------------------------------

    {2}      Preliminary End of period Note Balance         {2}    $64,344,984     $192,000,000        $258,000,000    $514,344,984
                                                                -------------------------------------------------------------------
    {3}      Deficiency Claim Amount                        {3}              0                0                   0               0
                                                                -------------------------------------------------------------------
    {4}      End of period Note Balance                     {4}    $64,344,984     $192,000,000        $258,000,000    $514,344,984
                                                                ===================================================================
    {5}      Note Pool Factors  {4} / {1}                   {5}    14.2988853%     100.0000000%        100.0000000%     57.1494427%
                                                                ===================================================================
------------------------------------------------------------------------------------------------------------------------------------
II.          RECONCILIATION OF SPREAD ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------
    {6}      Preliminary End of period Spread Account balance                                                   {6}     $17,144,833
                                                                                                                   ----------------
    {7}      Priority First - Deficiency Claim Amount from preliminary certificate                              {7}               0
                                                                                                                   ----------------
    {8}      End of period Spread Account balance                                                               {8}     $17,144,833
                                                                                                                   ----------------
------------------------------------------------------------------------------------------------------------------------------------
III.         MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          CUMULATIVE        MONTHLY
                                                                                               ------------------------------------
    {9}      Original Number of Receivables                                                 {9}              43,496
                                                                                               ------------------------------------
    {10}     Beginning of period number of Receivables                                     {10}                   0          49,831
    {11}     Number of Subsequent Receivables Purchased                                    {11}              20,634               0
    {12}     Number of Receivables becoming Liquidated Receivables during period           {12}               5,216             439
    {13}     Number of Receivables becoming Purchased Receivables during period            {13}                   0               0
    {14}     Number of Receivables paid off during period                                  {14}              10,435             913
                                                                                               ------------------------------------
    {15}     End of period number of Receivables                                           {15}              48,479          48,479
                                                                                               ------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
IV.          STATISTICAL DATA:  (CURRENT AND HISTORICAL)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       ORIGINAL           PREV. MONTH       CURRENT
                                                                                ---------------------------------------------------
    {16}     Weighted Average APR of the Receivables                      {16}           18.29%              18.28%          18.27%
    {17}     Weighted Average Remaining Term of the Receivables           {17}           58.00               44.17           43.25
    {18}     Weighted Average Original Term of Receivables                {18}           60.00               60.00           60.00
    {19}     Average Receivable Balance                                   {19}          $14,034             $11,979         $11,788
    {20}     Aggregate Realized Losses                                    {20}               $0         $34,775,618     $37,782,047
                                                                                ---------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
V.           DELINQUENCY:
------------------------------------------------------------------------------------------------------------------------------------
             Receivables with Scheduled Payment delinquent                               UNITS              DOLLARS       PERCENTAGE
                                                                                ---------------------------------------------------
               {21}    31-60 days                                         {21}            3,963         $49,864,790           8.35%
               {22}    61-90 days                                         {22}              952          11,802,322           1.98%
               {23}    over 90 days                                       {23}              455           5,574,950           0.93%
                                                                                ---------------------------------------------------
               {24}    Receivables with Scheduled Payment
                       delinquent more than 30 days at end of period      {24}            5,370         $67,242,062          11.26%
                                                                                ---------------------------------------------------

                                       4


-----------------------------------------------------------------------------------------------------------------------------------
VI.          PERFORMANCE TESTS:
-----------------------------------------------------------------------------------------------------------------------------------

             ----------------------------------------------------------------------------------------------------------------------
             DELINQUENCY RATIO
               {25}    Receivables with Scheduled Payment
                       delinquent more than 60 days at
                       end of period ({22} + {23})                           {25}         $17,377,272
                                                                                  --------------------
               {26}    Purchased Receivables with Scheduled
                       Payment delinquent more than 60
                       days at end of period                                 {26}
                                                                                  --------------------
               {27}    Beginning of period Principal
                       Balance                                               {27}         596,917,246
                                                                                  --------------------
               {28}    Delinquency Ratio {25} + {26} divided by {27}         {28}                                   2.91%
                                                                                                         ----------------
               {29}    Previous Monthly Period Delinquency Ratio             {29}                                   3.20%
                                                                                                         ----------------
               {30}    Second previous Monthly Period Delinquency Ratio      {30}                                   3.39%
                                                                                                         ----------------
               {31}    Average Delinquency Ratio ({28} + {29} + {30}) / 3    {31}                                   3.17%
                                                                                                         ----------------
               {32}    Compliance (Delinquency Test Failure
                       is a Delinquency Ratio equal to
                       or greater than 5.00%.)                               {32}                                yes
                                                                                                         ----------------
             ----------------------------------------------------------------------------------------------------------------------

             ----------------------------------------------------------------------------------------------------------------------
             CUMULATIVE DEFAULT RATE
             ----------------------------------------------------------------------------------------------------------------------
               {33}    Defaulted Receivables in Current Period               {33}          $4,260,247
                                                                                  --------------------
               {34}    Cumulative Defaulted Receivables from last month      {34}          75,734,281
                                                                                  --------------------
               {35}    Cumulative Defaulted Receivables {33} + {34}          {35}          79,994,528
                                                                                  --------------------
               {36}    Original Pool Balance                                 {36}         899,999,971
                                                                                  --------------------
               {37}    Cumulative Default Rate {35} divided by {36}          {37}                                   8.89%
                                                                                                         ----------------
               {38}    Compliance (Default Test Failure
                       is a Cumulative Default Rate equal
                       to or greater than 18.92%.)                           {38}                                yes
                                                                                                         ----------------
             ----------------------------------------------------------------------------------------------------------------------

             ----------------------------------------------------------------------------------------------------------------------
             CUMULATIVE NET LOSS RATE

               {39}    Receivables becoming Liquidated
                       Receivables during period                             {39}          $5,361,727
                                                                                  --------------------
               {40}    Purchased Receivables with Scheduled Payment
                       delinquent more than 30
                       days at end of period                                 {40}
                                                                                  --------------------
               {41}    Cram Down Losses occurring during
                       period                                                {41}
                                                                                  --------------------
               {42}    Liquidation Proceeds collected
                       during period                                         {42}         (2,355,298)
                                                                                  --------------------
               {43}    Net Losses during period {39} +
                       {40} + {41} + {42}                                    {43}           3,006,429
                                                                                  --------------------
               {44}    Net Losses since Initial Cut-off Date
                       (Beginning of Period)                                 {44}          34,775,618
               {45}    CUMULATIVE NET LOSS RATE BEFORE 50% OF 90
                       DAY DELINQUENCIES ({43} +
                       {44}) / {47}                                          {45}                                   4.20%
                                                                                                         ----------------
               {46}    50% of Receivables with Scheduled Payment
                       delinquent more than 90 days at end of period         {46}          $6,883,090
                                                                                  --------------------
               {47}    Original Aggregate Principal Balance plus
                       Pre-Funded Amount as of the
                       Closing Date                                          {47}         900,000,000
                                                                                  --------------------
               {48}    Cumulative Net Loss Rate ({43} +
                       {44} + {46}) / {47}                                   {48}                                   4.96%
                                                                                                         ----------------
               {49}    Compliance (Net Loss Test Failure is a
                       Net Loss Rate equal to or greater than 10.81%.)       {49}                                yes

             ----------------------------------------------------------------------------------------------------------------------
             EXTENSION RATE
             ----------------------------------------------------------------------------------------------------------------------
               {50}    Principal Balance of Receivables extended
                       during current period                                 {50}         $13,034,089
                                                                                  --------------------
               {51}    Beginning of Period Aggregate
                       Principal Balance                                     {51}         596,917,246
                                                                                  --------------------
               {52}    Extension Rate {50} divided by {51}                   {52}                                   2.18%
                                                                                                         ----------------
               {53}    Previous Monthly Extension Rate                       {53}                                   1.90%
                                                                                                         ----------------
               {54}    Second previous Monthly Extension
                       Rate                                                  {54}                                   2.36%
                                                                                                         ----------------
               {55}    Average Extension Rate ({52} +{53} +{54}) / 3         {55}                                   2.15%
                                                                                                         ----------------
               {56}    Compliance (Extension Test Failure is an
                       Extension Rate equal to or greater than 4%.)          {56}                                 yes
                                                                                                         ----------------



By:                    /S/PRESTON A. MILLER
Name:                  PRESTON A. MILLER
Title:                 EXECUTIVE VICE PRESIDENT AND TREASURER
Date:                  APRIL 2, 2001


                                       5